UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
MAY 14, 2025
Date of report (Date of earliest event reported)
 Bausch Health Companies Inc.
(Exact name of registrant as specified in its charter)

British Columbia	,	Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation)			(Commission file number)	(IRS Employer Identification No.)
2150 St. Elzéar Blvd. West, Laval, Québec, Canada H7L 4A8
(Address of Principal Executive Offices) (Zip Code)
(514) 744-6792
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BHC	New York Stock Exchange	Toronto Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 13, 2025, Bausch Health Companies Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company voted on the following four proposals, each of which is described in detail in the Company’s Management Proxy Circular and Proxy Statement. The results of each matter voted upon are as follows:
Proposal No. 1: Election of Directors. The shareholders elected the following individuals to the Company’s Board of Directors, to serve until the close of the Company’s 2026 Annual Meeting of Shareholders, their successors are duly elected or appointed, or such director’s earlier resignation or removal:

Name	For	Withheld	Broker Non-Votes
Thomas J. Appio	208,400,572	5,943,436	56,339,806
Christian A. Garcia	207,181,762	7,162,246	56,339,806
Brett M. Icahn	199,179,508	15,164,500	56,339,806
Sarah B. Kavanagh	208,164,244	6,179,764	56,339,806
Frank D. Lee	207,489,891	6,854,117	56,339,806
Steven D. Miller	206,805,726	7,538,282	56,339,806
Richard C. Mulligan, Ph.D.	202,866,703	11,477,305	56,339,806
John A. Paulson	205,916,286	8,427,722	56,339,806
Robert N. Power	202,283,418	12,060,590	56,339,806
Amy B. Wechsler, M.D.	207,392,798	6,951,210	56,339,806
Proposal No. 2: Advisory Vote on Executive Compensation. The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in the Management Proxy Circular and Proxy Statement.

For	Against	Abstain	Broker Non-Votes
199,584,790	13,233,305	1,525,913	56,339,806
Proposal No. 3: Approval of the Bausch Health Companies Inc. 2025 Employee Stock Purchase Plan. The shareholders approved the Bausch Health Companies Inc. 2025 Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
209,243,257	3,660,841	1,439,910	56,339,806
Proposal No. 4: Appointment of the Independent Registered Public Accounting Firm. The shareholders appointed PricewaterhouseCoopers LLP as the auditors for the Company to hold office until the close of the 2026 Annual Meeting of Shareholders and authorized the Company’s Board of Directors to fix the auditors’ remuneration.

For	Withheld
266,669,018	4,014,796

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2025

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Seana Carson
Seana Carson
Executive Vice President, General Counsel